Exhibit 99.4

Source: GSR II Meteora Acquisition Corp.

June 30,2023 16:05 ET

Bitcoin Depot and GSR II Meteora Acquisition Corp. Announce Closing of Business Combination

Bitcoin Depot to Begin Trading on July 3rd on the Nasdaq Under New Ticker Symbol “BTM”

ATLANTA and NEW YORK, June 30, 2023 (GLOBE NEWSWIRE) –– Lux Vending, LLC dba Bitcoin Depot (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and leading fintech company, and GSR II Meteora Acquisition Corp. (NASDAQ: GSRM) (“GSRM”), a special purpose acquisition company, today announced the successful closing of their previously announced business combination (the “Business Combination”). The Business Combination was approved at a special meeting of GSRM stockholders on June 28, 2023 and closed on June 30, 2023.

The combined company will be renamed Bitcoin Depot Inc. and will be led by its existing management team. Bitcoin Depot’s common stock and public warrants are expected to begin trading on July 3, 2023 on the Nasdaq under the ticker symbols “BTM” and “BTMWW”, respectively.

“The closing of the transaction and our listing on Nasdaq is an important milestone and an incredibly proud moment for the entire Bitcoin Depot team,” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “Bitcoin Depot is well positioned with the largest market share in North America and the additional capital from this transaction will help support our numerous growth opportunities while advancing our mission to safely, securely, bring Bitcoin to the masses.”

Gus Garcia, Co-CEO and Director of GSRM, commented, “We are excited to complete our business combination with Bitcoin Depot and help support its growth strategy. Bitcoin Depot has a significant market share and continues to expand its footprint to provide greater access to the broader digital financial system. We believe Bitcoin Depot is poised to continue its momentum to take advantage of the highly fragmented Bitcoin ATM market both domestically and overseas.”

Lewis Silberman, Co-CEO and Director of GSRM, commented, “Bitcoin Depot has a proven track record of growth and profitability and its transaction volumes have remained strong despite the price volatility of Bitcoin. It’s been an honor to support the Bitcoin Depot team on their path to becoming a publicly traded company where it can further scale its business model and leverage its unique position in the expanding Bitcoin ecosystem.”

Advisors

B.Riley Securities served as capital markets advisor to GSRM. Latham & Watkins LLP acted as legal advisor to GSRM. Kirkland & Ellis LLP served as legal advisor to Bitcoin Depot.

About Bitcoin Depot

Bitcoin Depot was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to Bitcoin at Bitcoin Depot’s kiosks and at thousands of name-brand retail locations through its BDCheckout product. The Company has the largest market share in North America with approximately 6,440 kiosk locations as of March 31, 2023. Learn more at www.bitcoindepot.com.

About GSR II Meteora Acquisition Corporation

GSR II Meteora Acquisition Corporation (NASDAQ: GSRM) is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. GSRM’s management team is led by co-CEOs Gus Garcia and Lewis Silberman, President Anantha Ramamurti and CFO Joseph Tonnos. GSRM was formed in partnership with Meteora Capital, an investment adviser specializing in SPAC-related investments. For additional information, please visit www.gsrmet.com.

Forward-Looking Statements

The information in this press release and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits of the Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Bitcoin Depot’s and GSRM’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bitcoin Depot and GSRM. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bitcoin Depot; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Bitcoin Depot’s ability to manage future growth; Bitcoin Depot’s ability to develop new products and services, bring them to market in a timely manner and make enhancements to its platform; the effects of competition on Bitcoin Depot’s future business; the ability of Bitcoin Depot to issue equity or equity-linked securities in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in GSRM’s final initial public offering prospectus dated February 24, 2022, its most recent Annual Report on Form 10-K for the year ended December 31, 2022, and the Proxy Statement, in each case, under the heading “Risk Factors,” and other documents of GSRM or Bitcoin Depot filed, or to be filed, from time to time with the SEC. If any of these risks materialize or GSRM’s and Bitcoin Depot’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bitcoin Depot nor GSRM presently know or that Bitcoin Depot and GSRM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bitcoin Depot’s and GSRM’s expectations, plans or forecasts of future events and views as of the date of this press release. Bitcoin Depot and GSRM anticipate that subsequent events and developments will cause Bitcoin Depot’s and GSRM’s assessments to change. However, while Bitcoin Depot and GSRM may elect to update these forward-looking statements at some point in the future, Bitcoin Depot and GSRM specifically disclaim any obligation to do so except as otherwise required by applicable law. These forward-looking statements should not be relied upon as representing Bitcoin Depot’s and GSRM’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group, Inc.

949-574-3860

GSRM@gateway-grp.com

Media

Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

GSRM@gateway-grp.com